EXHIBIT 10(c)

Consent of Independent Accountants

        We consent to the incorporation by reference in the Registration Statement on Form S-4 of Illini Corporation relating to the issuance of securities in the proposed merger of Illinois Community Bancorp, Inc. into Effingham Merger Corporation, a wholly owned subsidiary of Illini Corporation, of our report dated February 22, 2002, on the consolidated financial statements of Illinois Community Bancorp, Inc. as of December 31, 2001 and for the year then ended. We also consent to the reference to our firm appearing under the heading "Experts" in the Prospectus.

BKD, LLP
May 3, 2002

Decatur, Illinois

110